UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number         811-06416

DTF Tax-Free Income Inc.

(Exact name of registrant as specified in charter)

200 South Wacker Drive, Suite 500, Chicago, Illinois 60606
(Address of principal executive offices) (Zip code)

Alan M. Meder	Lawrence R. Hamilton
DTF Tax-Free Income Inc.	Mayer Brown LLP
200 South Wacker Drive, Suite 500	71 South Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code:     1-800-338-8214

Date of fiscal year end:         October 31

Date of reporting period:         April 30, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders follows.

LETTER TO

SHAREHOLDERS

June 19, 2009

Dear Fellow Shareholder:

The Current Municipal Market Environment and Your Fund

The municipal bond market is staging a rebound so far in 2009 after suffering through one of the most challenging periods since the Great Depression. Increased retail investment, solid price performance, helpful government intervention, and a thaw in the market for new issuances are the main areas of improvement experienced so far this year. During the first four months of 2009, retail open-end municipal bond fund inflows have been more than twice the amount experienced during the same period last year, and individual purchases of municipal bonds have been extremely strong as investors look to the municipal bond market for principal protection and income exempt from taxes. The market has also been buoyed by the Build America Bond (BAB) program. BABs allow issuers an alternative to the tax-exempt market for the financing of infrastructure development. BAB issues are taxable municipal bonds, but the issuer receives a 35% subsidy for the cost of interest from the Federal Government. So, after factoring in the 35% interest cost subsidy to the issuer, the cost of capital for deals issued to date has been well below what the issuers would have paid in the tax-exempt marketplace. The general effect of this program has been an overall improvement in the price of most high quality municipal bonds. New issue supply, while below the amount issued through the first four months of 2008, is up significantly from the last quarter of 2008, as investors are more willing to own municipal bonds and issuers are finding the cost of capital to be acceptable compared to late 2008. However, growing concerns surrounding the fiscal challenges facing all municipalities could derail these areas of improvement, especially if economic conditions worsen or fail to improve in the near term.

As we move through the balance of 2009, investors will be closely monitoring the financial health of municipal issuers as they struggle with lower income and sales tax receipts. According to the Nelson A. Rockefeller Institute of Government, U.S. states’ tax collections dropped by 13 percent during the first quarter of 2009 compared to the same quarter last year, as the worsening recession impacted employment and consumer spending. Iowa and South Dakota were the only states of the 47 listed in the report to show an increase in tax revenue. Many observers expect municipal revenue collections to deteriorate further as municipal credits generally lag the economy by several quarters after a recession ends. Declining revenues will cause municipalities to consider difficult budget cuts while looking for ways to increase revenue, which will most likely be in the form of higher taxes. Despite a recent moderation of the upward pressure on risk premiums for lower-rated municipal bonds, tax-exempt bond investors are still demanding significantly higher risk spreads for lower-rated municipal bonds. This aversion to lower-rated issues has resulted in greater relative performance for higher quality municipal bonds. For example, over the twelve months ending April 30, 2009, AAA and AA-rated tax-exempt bonds have outperformed BBB-rated tax-exempt bonds by approximately 17 and 15-percentage points, respectively, as measured by the Barclays Capital Municipal Bond Index (formerly called the Lehman Brothers Municipal Bond Index).

Clearly, the past twelve months have been unprecedented for all asset classes, including leveraged closed-end municipal bond funds. In an effort to minimize the effects of the volatility and continued uncertainty in the municipal bonds market, we have continued to emphasize higher quality bonds in a well diversified portfolio. Despite downgrades to the ratings of all major monoline bond insurers, the Fund continues to maintain an average quality rating of AA, with approximately 75% of its issues rated AA or higher. The Fund is well diversified among many sectors of the municipal bond market, with water and sewer and electric utility issues representing the Fund’s largest exposures. Additionally, the Fund is well diversified geographically with exposure to 27 states in the United States and Puerto Rico. We continue to be fully invested along the entire yield curve in order to insulate the portfolio from potential changes in interest rates and the shape of the yield curve that may occur as a result of future Federal Government actions. The significant widening of risk premiums during the past year has provided the Fund with increased opportunities to further diversify its holdings and improve its yield. In addition, since the change in investment policy in 2007, we have increased the Fund’s exposure to non-utility tax-exempt municipal bonds. We continue to look for opportunities in all sectors of the investment grade municipal bond market in an effort to further diversify the Fund’s holdings and maximize earnings.

As a result of widespread liquidity concerns affecting the credit markets, the short-term auction and remarketed preferred stock markets have been ineffective at matching buyers with sellers since February of 2008. As the DTF Fund employs leverage through the use of Remarketed Preferred (RP) shares, our preferred shareholders have also been impacted by the lack of RP market liquidity. However, the challenges that have affected the remarketing process for our preferred stock since February 2008 are related to general concerns about credit quality and liquidity within the global credit markets and not to any problems with the creditworthiness of the Fund or its preferred stock. Though it is likely that remarketing failures will continue for some period, the Fund cannot determine at what point a resolution to the liquidity crisis will occur. The Fund has honored and intends to continue to honor its obligations to preferred shareholders by paying them the dividends to which they are entitled under the terms of their securities.

As we move forward into the second half of 2009, we anticipate continued economic challenges as the Federal Government utilizes all its powers to stabilize the U.S. economy and restore economic growth. Factors that could influence the municipal bond market as we move forward include: the possibility of further actions by the Federal Government, the ongoing health of the U.S. economy and its labor markets, the performance of equity markets, and potential changes to current tax laws.

Fund Performance

The following table compares the DTF Fund’s total return, on an NAV and share price basis, to the Barclays Capital Municipal Bond Index for one, three, five and ten year periods:

ANNUALIZED TOTAL RETURN
(04/30/09)[1]
	One Year	Three Years	Five Years	Ten Years

DTF Fund (NAV)[2]	1.5%	2.7%	3.4%	4.9%
DTF Fund (Share Price)[3]	(3.4)	0.3	2.8	2.7
Lipper Peer Group Average Return (NAV)[4]	(9.0)	(2.0)	1.6	3.7
Barclays Capital Municipal Bond Index[5]	3.1	3.9	4.1	4.8

1 Past performance is not indicative of future results. Current performance may be lower or higher than the performance in historical periods.

2 Source: Administrator of the Fund. Total return of the Fund represents the change in net asset value from the beginning of the period through the period ending date of 04/30/2009 and assumes the reinvestment of dividends and distributions.

3 Source: Administrator of the Fund. Shares of the Fund are traded on the New York Stock Exchange (NYSE) using the symbol DTF. Total return of the Fund represents the change in the DTF share price from the beginning of the period through the period ending date of 04/30/2009 and assumes the reinvestment of dividends and distributions in the Fund’s dividend reinvestment plan.

4 Source: Lipper Inc., General Municipal Debt Funds (Leveraged) peer group average return.

5 Source: Barclays Capital (formerly Lehman Brothers).

As of April 30, 2009, the fund was paying a 65 cent annualized dividend and the closing share price on the NYSE was $12.73. This dividend translated into a taxable equivalent yield of 7.86% for an individual in the top federal tax bracket. This is approximately 475 basis points higher than the yield available on a 10-year taxable U.S. Treasury bond.

Annual Shareholder Meeting

The annual meeting of the Fund’s shareholders was held on May 7, 2009. At that meeting, Francis E. Jeffries, Nancy Lampton, Eileen A. Moran and David J. Vitale were re-elected as directors of the Fund. Following the annual meeting, Mr. Jeffries, who has served as Chairman of the Board of Directors since the Fund’s inception in 1991, retired from that position and became Chairman Emeritus, and Mr. Vitale, who has been a Director of the Fund since 2005, was elected as Chairman of the Board. Also following the shareholder meeting, the Board of Directors elected, as additional independent directors, Stewart E. Conner, Connie K. Duckworth and Robert J. Genetski, who have served for several years as directors of DNP Select Income Fund Inc. As a result of these appointments, the Board of Directors of each of the three closed-end funds advised by Duff & Phelps Investment Management Co. now consists of the same 12 individuals. This consolidation of Board membership will enable the three Boards and their committees to hold joint meetings and is part of our ongoing efforts to enhance the efficiency of the Boards’ oversight function and achieve economies of scale across the funds. Because of this consolidation, directors will now receive a single set of fees for their service on all three Boards, which will result in a reduced director compensation expenditure for the funds in the aggregate.

Automatic Dividend Reinvestment Plan and Direct Deposit Service

The Fund has a dividend reinvestment plan available as a benefit to all registered shareholders and also offers direct deposit service through electronic funds transfer to all registered shareholders currently receiving a monthly distribution check. These services are offered through American Stock Transfer & Trust Company LLC. For more information and/or an authorization form on automatic dividend reinvestment or direct deposit, please contact American Stock Transfer & Trust Company LLC (1-800-937-5449 or http://www.amstock.com).

Visit us on the Web—You can obtain the most recent shareholder financial reports and distribution information at our website, http://www.DTFfund.com.

We continue to appreciate your interest in DTF Tax-Free Income Inc. and look forward to being of continued service in the future.

Francis E. Jeffries, CFA	David J. Vitale	Nathan I. Partain, CFA
Chairman Emeritus	Chairman of the Board	Director, President & CEO

DTF TAX-FREE INCOME INC.

Portfolio of Investments

As of 4/30/2009 (Unaudited)

Principal Amount (000)		Description (a)	Value (Note 1)
		LONG-TERM INVESTMENTS—146.9%
		Alabama—0.6%
		DCH Health Care Auth. Rev.
$1,000		5.125%, 6/1/36	$819,270

		California—22.4%
		California St. Gen. Oblig.,
500		5.50%, 3/1/26	509,770
1,000		5.00%, 11/1/32	927,030
		California Statewide Communities Dev. Auth. Rev.,
2,000		5.75%, 7/1/47, F.G.I.C.	1,916,560
		Fresno Swr. Rev., Ser. A-1,
3,030		6.00%, 9/1/09, A.M.B.A.C.	3,083,389
2,000		6.25%, 9/1/14, A.M.B.A.C.	2,213,200
		Los Angeles Wastewtr. Sys. Rev.,
2,000		5.00%, 6/1/26, Ser. A, NATL-RE	2,014,600
		Los Angeles Wtr. & Pwr. Rev.,
1,000		5.25%, 7/1/21, Ser. A-A-1, F.S.A.	1,034,510
1,000		5.375%, 7/1/21, Ser. A-A-2, NATL-RE	1,050,560
		Pomona Sngl. Fam. Mtge. Rev.,
635	(b)	7.375%, 8/1/10, Ser. B, Escrowed to maturity	662,451
		Riverside Cnty. Sngl. Fam. Rev.,
2,500	(b)	7.80%, 5/1/21, Ser. A, Escrowed to maturity	3,462,250
		San Bernardino Cnty. Residential Mtge. Rev.,
7,840	(b)	9.60%, 9/1/15, Escrowed to maturity	11,242,403
		Saratoga Unified Sch. Dist., Gen. Oblig.
1,040		Zero Coupon, 9/1/20, Ser. A, F.G.I.C./NATL-RE	592,186

			28,708,909

		Connecticut—3.2%
		Connecticut St. Dev. Auth. Rev.,
1,000		5.25%, 5/1/31	1,001,200
		Connecticut St. Health & Edl. Facs. Auth. Rev.,
1,000		5.00%, 7/1/25, Ser. C, Radian	782,070
		Mashantucket Western Pequot Tribe Spl. Rev., 144A,
3,500	(c)	5.75%, 9/1/18, Ser. B	2,319,730

			4,103,000

Principal Amount (000)		Description (a)	Value (Note 1)
		District of Columbia—2.0%
		District of Columbia Wtr. & Swr. Auth. Rev.,
$1,500		5.00%, 10/1/33, F.G.I.C./NATL-RE	$1,499,940
		Metropolitan Washington DC Airport
1,000		5.00%, 10/1/18, Ser. A, F.S.A./ A.M.B.A.C.	1,014,230

			2,514,170

		Florida—10.2%
		Brevard Cnty. Hlth. Fac. Auth. Rev.,
1,005		5.00%, 4/1/34	780,232
		Escambia Cnty. Hlth. Fac. Auth. Rev.,
1,190		5.125%, 10/1/19	1,071,643
		Florida Mun. Ln. Council Rev.,
2,210		5.375%, 8/1/20, Ser. B, NATL-RE	2,247,393
		Florida St. Bd. of Ed. Gen. Oblig.,
2,000		5.00%, 6/1/21, Ser. A	2,140,560
		Highlands Cnty. Hlth. Fac. Auth. Rev.,
70	(b)	5.125%, 11/15/32, Ser. G Prerefunded 11/15/16 @ $100	81,929
1,930		5.125%, 11/15/32, Ser. G	1,659,877
		St. Petersburg Public Util. Rev.,
5,000	(b)	5.00%, 10/1/28, Ser. A, Prerefunded 10/1/09 @ $101	5,114,600

			13,096,234

		Georgia—15.0%
		Atlanta Wtr. & Wastewtr. Rev., Ser. A,
2,385		5.00%, 11/1/29, F.G.I.C./NATL-RE	2,184,636
715		5.00%, 11/1/38, F.G.I.C./NATL-RE	621,971
785	(b)	5.00%, 11/1/38, Prerefunded 5/1/09 @ $101	792,952
		De Kalb Cnty. Wtr. & Swr. Rev.,
4,000	(b)	5.00%, 10/1/24 Prerefunded 10/1/09 @ $101	4,116,800
		Fulton Cnty. Sch. Dist., Gen. Oblig.
2,000		5.375%, 1/1/16	2,341,760
		Georgia Mun. Elec. Auth. Pwr. Rev., Ser. Y,
145	(b)	6.40%, 1/1/13, Escrowed to maturity	161,133
2,440		6.40%, 1/1/13, A.M.B.A.C.	2,653,573
30	(b)	6.40%, 1/1/13 Prerefunded 1/1/11 @ $100	32,717
		Georgia Mun. Elec. Auth. Pwr. Rev.,
5,500		6.50%, 1/1/20, Ser. X, A.M.B.A.C.	6,383,410

			19,288,952

See Notes to Financial Statements.

Principal Amount (000)		Description (a)	Value (Note 1)
		Hawaii—1.2%
		Hawaii Dept. Budget & Fin. Rev.,
$2,000		4.80%, 1/1/25, Ser. A, F.G.I.C.	$1,562,680

		Idaho—0.3%
		Idaho Hsg. Agcy., Sngl. Fam. Mtge. Sr., Rev.,
170		6.65%, 7/1/14, Ser. B	174,886
178		6.60%, 7/1/27, Ser. B	185,608

			360,494

		Illinois—6.3%
		Chicago Gen. Oblig.,
2,745		6.25%, 1/1/11, A.M.B.A.C.	2,872,066
1,000		5.25%, 1/1/33, Ser. A	1,005,460
		Chicago Multi-Family Hsg. Rev.,
500		4.90%, 3/20/44, F.H.A.	443,585
		Chicago Park Dist., Gen. Oblig.,
1,000		5.00%, 1/1/27, Ser. A, A.M.B.A.C.	1,009,450
		Illinois Fin. Auth. Education Rev.,
1,000	(b)	5.375%, 9/1/32, Ser. C, Prerefunded 9/1/17 @ $100	1,216,520
		Illinois St. Toll Hwy. Auth. Rev.,
1,500		5.50%, 1/1/33, Ser. B	1,554,270

			8,101,351

		Indiana—6.2%
		Indiana Mun. Pwr. Agcy., Pwr. Supply Sys. Rev.,
5,000		6.00%, 1/1/13, Ser. B, NATL-RE	5,554,050
		Indianapolis Local Pub. Impvt. Bond Bank Waterworks Proj. Rev.,
2,100	(b)	5.25%, 7/1/33, Ser. A, Prerefunded 7/1/12 @ $100	2,356,704

			7,910,754

		Kentucky—2.8%
		Louisville & Jefferson Cnty. Met. Swr. Dist., Swr. & Drain Sys. Rev.,
2,000		5.00%, 5/15/30, Ser. A, F.G.I.C./NATL-RE	2,002,360
		Louisville & Jefferson Cnty. Metro. Govt. Health Sys. Rev.,
1,000		5.00%, 10/1/30	797,480
1,000		5.25%, 10/1/36	804,250

			3,604,090

		Massachusetts—5.7%
		Boston Wtr. & Swr. Comm. Rev.,
2,000		5.00%, 11/1/28, Ser. D, F.G.I.C./NATL-RE	2,001,960
		Massachusetts St. Dev. Finance Agency, Solid Waste Disp. Rev.
1,500		5.00%, 2/1/36	1,187,640

Principal Amount (000)		Description (a)	Value (Note 1)
		Massachusetts St. Tpk. Auth., Metro. Highway Sys. Rev.,
$2,355		5.125%, 1/1/23, Ser. B, NATL-RE	$2,193,541
2,500		4.75%, 1/1/34, Ser. A, A.M.B.A.C.	1,988,900

			7,372,041

		Michigan—3.5%
		Detroit Wtr. Supply Sys. Rev., Ser. A,
2,000	(b)	5.50%, 7/1/24, Prerefunded 7/1/11 @ $100	2,180,420
2,000		5.00%, 7/1/30, F.G.I.C./NATL-RE	1,733,840
		Michigan Tobacco Settlement Finance Auth. Rev.,
1,000		6.00%, 6/1/48, Ser. A	584,860

			4,499,120

		Nebraska—3.9%
		Omaha Pub. Pwr. Dist., Elec. Rev., Ser. B,
1,875	(b)	6.15%, 2/1/12 Escrowed to maturity	2,024,063
2,500	(b)	6.20%, 2/1/17 Escrowed to maturity	2,985,775

			5,009,838

		Nevada—5.0%
		Nevada St. Gen. Oblig.,
2,000		5.00%, 12/1/24, Ser. F, F.S.A.	2,046,440
		Las Vegas Valley Wtr. Dist., Gen. Oblig.,
1,400		5.00%, 6/1/25, Ser. B, NATL-RE	1,404,494
3,000		5.00%, 6/1/32, Ser. A, F.G.I.C./NATL-RE	2,955,420

			6,406,354

		New Jersey—4.0%
		New Jersey Econ. Dev. Auth. Rev.,
1,025		4.95%, 3/1/47	687,221
		New Jersey St. Gen. Oblig.,
2,000		5.25%, 7/1/17, Ser. H	2,326,180
		New Jersey Trans. Trust Fund Auth. Rev.,
2,000		5.25%, 12/15/22, Ser. A	2,114,400

			5,127,801

		New York—7.2%
		Albany Industrial Dev. Agy. Rev.,
1,000		5.00%, 4/1/32, Ser. A	656,570
		Long Island Pwr. Auth. Elec. Sys. Rev.,
800		5.00%, 12/1/35, Ser. B	758,312
		Metro. Trans. Auth. Rev.,
1,000		5.25%, 11/15/31, Ser. A, F.G.I.C./NATL-RE	998,660
		New York City Mun. Wtr. Fin. Auth., Wtr. & Swr. Sys. Rev.,
5,000		5.00%, 6/15/29, Ser. B, F.S.A.	5,012,700
		New York St. Dorm. Auth. Rev., Sch. Dist. Rev. Bond Financing Program
1,500		7.25%, 10/1/28, Ser. C	1,760,865

			9,187,107

See Notes to Financial Statements.

Principal Amount (000)		Description (a)	Value (Note 1)
		Ohio—6.5%
		Buckeye Tobacco Settlement Financing Auth. Rev.,
$3,000		6.00%, 6/1/42, Ser. A-2	$1,740,480
2,000		6.50%, 6/1/47, Ser. A-2	1,235,400
		Deerfield Twp. Tax Increment Rev.,
750		5.00%, 12/1/25	688,087
		Hamilton Elec. Sys. Rev.
1,000		4.60%, 10/15/20, Ser. A, F.S.A.	1,041,990
		Ohio St. Air Quality Dev. Auth. Rev.,
750		5.70%, 2/1/14, Ser. A	769,065
		Ohio St. Wtr. Dev. Auth. Rev.,
2,445		5.50%, 6/1/20, Ser. B, F.S.A.	2,912,631

			8,387,653

		Pennsylvania—3.0%
		Delaware Cnty. Auth. Rev.,
2,000		5.00%, 6/1/21, Ser. A, Radian	1,796,280
		East Stroudsburg Area Sch. Dist., Gen. Oblig.
1,000		7.75%, 9/1/27, Ser. A, F.G.I.C./NATL-RE	1,187,750
		Pennsylvania Economic Dev. Fin. Auth. Res. Recov. Rev.,
1,000		4.625%, 12/1/18, Ser. F, A.M.B.A.C.	827,190

			3,811,220

		Puerto Rico—0.7%
		Puerto Rico Elec. Pwr. Auth. Rev.,
1,000		5.00%, 7/1/25, Ser. PP, F.G.I.C./NATL-RE	916,710

		South Carolina—1.4%
		Spartanburg Waterworks Rev.,
1,500	(b)	5.25%, 6/1/28, Prerefunded 6/1/14 @ $100	1,744,230

		Tennessee—1.7%
		Tennessee Energy Acquisition Corp. Rev., Ser. A
1,500		5.25%, 9/1/20	1,291,485
1,000		5.25%, 9/1/21	845,140

			2,136,625

		Texas—21.6%
		Alliance Airport Auth. Inc. Rev.,
1,000		4.85%, 4/1/21	807,800
		Bexar Met. Wtr. Dist. Waterworks Sys. Rev.,
2,500		5.00%, 5/1/25, NATL-RE	2,501,925
		Coastal Wtr. Auth. Contract Rev.,
4,000		5.00%, 12/15/25, F.S.A.	4,005,120
		Dallas Area Rapid Transit Rev.,
1,000		5.25%, 12/1/48	1,008,420
		Dallas Gen. Oblig.
2,000		4.50%, 2/15/23	2,033,780
		El Paso Wtr. & Swr. Rev.,
1,555		5.50%, 3/1/12, Ser. A, F.S.A.	1,721,867

Principal Amount (000)		Description (a)	Value (Note 1)
		Everman Indep. Sch. Dist. Gen. Oblig.,
$1,000		5.00%, 2/15/36, PSF	$1,014,840
		Harris Cnty. Gen. Oblig.,
1,650		7.00%, 8/15/10, Ser. A	1,778,667
		Houston Wtr. & Swr. Sys. Rev.,
1,500	(b)	5.25%, 12/1/23, Ser. B, Prerefunded 12/1/10 @ $100	1,604,070
3,500	(b)	5.00%, 12/1/28, Ser. A, Prerefunded 12/1/09 @ $100	3,591,000
		Klein Indep. Sch. Dist. Gen. Oblig.,
1,000		5.00%, 8/1/38, Ser. A, PSF	1,017,720
		Lower Colorado River Auth. Rev.,
2,000		5.00%, 5/15/31, F.S.A.	1,999,960
		McLennan Cnty. Pub. Fac. Corp. Proj. Rev.,
1,000		6.625%, 6/1/35	1,066,390
		San Antonio Elec. & Gas Rev.,
2,595		5.00%, 2/1/18, Ser. A	2,627,567
		Spring Branch Indep. Sch. Dist. Gen. Oblig.,
1,000		5.25%, 2/1/38, PSF	1,031,380

			27,810,506

		Virginia—4.2%
		Henrico Cnty. Wtr. & Swr. Rev.,
3,985		5.00%, 5/1/28	4,065,178
		Virginia St. Hsg. Dev. Auth. Rev.,
1,500		4.55%, 1/1/24	1,371,840

			5,437,018

		Washington—2.3%
		Energy Northwest Wind Proj. Rev.,
500		4.75%, 7/1/21, NATL-RE	508,910
		King Cnty. Swr. Rev.,
2,500		5.00%, 1/1/31, F.G.I.C./NATL-RE	2,503,550

			3,012,460

		West Virginia—0.9%
		Monongalia Cnty. Building Commission Hospital Rev.
1,500		5.00%, 7/1/30, Ser. A	1,105,050

		Wisconsin—1.6%
		Wisconsin St. Gen. Rev.,
2,000		6.00%, 5/1/33, Ser. A	2,109,200

		Wyoming—3.5%
		Wyoming St. Farm Loan Brd. Cap. Facs. Rev.,
4,000		5.75%, 10/1/20	4,464,240

		Total long-term investments (cost $184,557,557)	188,607,077

See Notes to Financial Statements.

Shares	Description (a)	Value (Note 1)
	SHORT-TERM INVESTMENT—1.8%
2,401,679	State Street Institutional Tax-Free Money Market Fund (cost $2,401,679)	$2,401,679

	Total Investments—148.7% (cost $186,959,236)	191,008,756
	Other assets in excess of liabilities—1.9%	2,418,174
	Liquidation Value of Remarketed Preferred Stock—(50.6%)	(65,000,000)

	Net Assets Applicable to Common Stock—100.0%	$128,426,930

	Net asset value per share of common stock ($128,426,930/8,507,456)	$15.10

(a)	The following abbreviations are used in portfolio descriptions to indicate providers of credit support, in whole or in part:

A.M.B.A.C.—Ambac Assurance Corporation.

F.G.I.C.—Financial Guaranty Insurance Company.

F.H.A.—Federal Housing Authority.

F.S.A.—Financial Security Assurance Inc.

NATL-RE—National Public Finance Guarantee Corp. (formerly MBIA).

PSF—Texas Permanent School Fund.

Radian—Radian Asset Assurance Inc.

(b)	Prerefunded and escrowed to maturity issues are secured by escrowed cash, government obligations, or other securities.
(c)	Security is not registered under the Securities Act of 1933. These securities may be resold in transactions in accordance with Rule 144A to qualified institutional buyers. At April 30, 2009, these securities amounted to a value of $2,319,730 or 1.8% of net assets applicable to common stock.

Notes

The Fund implemented Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective November 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 establishes a three-tier hierarchy to classify fair value measurements for disclosure purposes. The three tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1—quoted	prices in active markets for identical securities
Level 2—other	significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)
Level 3—significant	unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments as of April 30, 2009:

Level 1	$—
Level 2	$191,008,756

Total	$191,008,756

Summary of Ratings as a Percentage of Long-Term Investments (Unaudited)

As of April 30, 2009

Rating*	%
AAA	20.0
AA	42.1
A	23.5
BBB	12.1
BB	1.2
B	1.1

100.0

*	Prerefunded bonds that are rated AAA by Standard & Poor’s Ratings Services or Aaa by Moody’s Investors Service, Inc. are included in the AAA classification in the above table. Otherwise, ratings are based on the lowest rating of Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc. If not rated by either service, a rating from Fitch Ratings Ltd. is used, if available.

See Notes to Financial Statements.

Summary of State Diversification as a Percentage of Net Assets Applicable to Common Shareholders (Unaudited)

As of April 30, 2009

State	%
California	22.4
Texas	21.6
Georgia	15.0
Florida	10.2
New York	7.2
Ohio	6.5
Illinois	6.3
Indiana	6.2
Massachusetts	5.7
Nevada	5.0
Virginia	4.2
New Jersey	4.0
Nebraska	3.9
Michigan	3.5
Wyoming	3.5
Connecticut	3.2
Pennsylvania	3.0
Kentucky	2.8
Washington	2.3
District of Columbia	2.0
Tennessee	1.7
Wisconsin	1.6
South Carolina	1.4
Hawaii	1.2
West Virginia	0.9
Puerto Rico	0.7
Alabama	0.6
Idaho	0.3
Short-Term Investment	1.8

148.7
Other assets in excess of liabilities	1.9
Liquidation value of remarketed preferred stock	(50.6)

100.0%

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Statement of Assets and Liabilities

April 30, 2009 (Unaudited)

Assets

Investments, at value (cost $186,959,236)	$191,008,756

Interest receivable	3,083,257

Other assets	7,821

Total assets	194,099,834

Liabilities

Due to custodian	472,161

Investment advisory fee payable (Note 2)	78,751

Administrative fee payable (Note 2)	15,612

Accrued expenses	106,380

Total liabilities	672,904

Remarketed preferred stock ($.01 par value; 1,300 shares issued and outstanding, liquidation preference $50,000 per share) (Note 6)	$65,000,000

Net Assets Applicable to Common Stock	$128,426,930

Capital

Common stock, $.01 par value; 599,998,700 shares authorized, 8,507,456 issued and outstanding (Note 5)	$85,075

Additional paid-in capital	120,440,442

Undistributed net investment income	3,062,640

Accumulated net realized gain on investment transactions	789,253

Net unrealized appreciation on investments	4,049,520

Net Assets Applicable to Common Stock	$128,426,930

Net assets applicable to common stock ($128,426,930/8,507,456 shares of common stock issued and outstanding)	$15.10

DTF TAX-FREE INCOME INC.

Statement of Operations

For the Six Months Ended April 30, 2009

(Unaudited)

Investment Income

Interest income	$4,994,004

Expenses

Investment advisory fees (Note 2)	466,959

Remarketing fees	103,532

Administrative fees (Note 2)	91,738

Directors’ fees and expenses	89,152

Professional fees	27,844

Custodian fees and expenses	24,672

Reports to shareholders	17,570

Transfer agent fees and expenses	11,839

Registration fees	11,777

Other	8,779

Total expenses	853,862

Net investment income	4,140,142

Realized and Unrealized Gain on Investments

Net realized gain on investment transactions	1,161,983

Net change in unrealized appreciation on investments	7,236,947

Net realized and unrealized gain on investments	8,398,930

Dividends and Distributions on Remarketed Preferred Stock From:

Net investment income	(231,974)

Net Increase in Net Assets Resulting from Operations	$12,307,098

DTF TAX-FREE INCOME INC.

Statements of Changes

In Net Assets

	Six Months Ended April 30, 2009 (Unaudited)	For the Year Ended October 31, 2008

Operations

Net investment income	$4,140,142	$8,280,185

Net realized gain/(loss) on investment transactions	1,161,983	(270,561)

Net change in unrealized appreciation/(depreciation) on investments	7,236,947	(17,204,110)

Dividends and distributions on remarketed preferred stock from net investment income	(231,974)	(2,041,779)

Net increase/(decrease) in net assets resulting from operations	12,307,098	(11,236,265)

Dividends and distributions on common stock from net investment income	(2,637,312)	(5,104,474)

Total dividends and distributions on common stock	(2,637,312)	(5,104,474)

Total increase/(decrease) in net assets	9,669,786	(16,340,739)

Net Assets Applicable to Common Stock

Beginning of period	118,757,144	135,097,883

End of period (a)	$128,426,930	$118,757,144

(a) includes undistributed net investment income of	$3,062,640	$1,791,784

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Financial Highlights

	Six Months Ended April 30, 2009 (Unaudited)		For the Year Ended October 31,
PER SHARE OPERATING PERFORMANCE			2008	2007	2006	2005	2004
Net asset value, beginning of period	$13.96		$15.88	$16.37	$16.32	$17.14	$17.02

Net investment income(1)	0.49		0.97	0.95	0.95	0.94	1.00
Net realized and unrealized gain/(loss) on investment transactions	0.99		(2.05)	(0.49)	0.14	(0.63)	0.16
Dividends and distributions on remarketed preferred stock from:
Net investment income	(0.03)		(0.24)	(0.29)	(0.26)	(0.16)	(0.08)
Net realized gains	—		—	—	—	(0.01)	—

Net increase/(decrease) from investment operations	1.45		(1.32)	0.17	0.83	0.14	1.08

Dividends and distributions on common stock from:
Net investment income	(0.31)		(0.60)	(0.66)	(0.78)	(0.85)	(0.96)
Net realized gains	—		—	—	—	(0.11)	—

Total dividends and distributions on common stock	(0.31)		(0.60)	(0.66)	(0.78)	(0.96)	(0.96)

Net asset value, end of period	$15.10		$13.96	$15.88	$16.37	$16.32	$17.14

Per share market value, end of period	$12.73		$11.25	$13.97	$15.01	$14.74	$16.15

TOTAL INVESTMENT RETURN ON COMMON STOCK(2)	16.08%		(15.78)%	(2.69)%	7.30%	(3.25)%	10.60%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:(3)
Operating expenses	1.40	%(4)	1.35%	1.42%	1.43%	1.40%	1.42%
Net investment income	6.77	%(4)	6.28%	5.95%	5.88%	5.58%	5.86%
SUPPLEMENTAL DATA
Portfolio turnover rate	7%		5%	13%	7%	11%	11%
Net assets applicable to common stock, end of period (000)	$128,427		$118,757	$135,098	$139,296	$138,837	$145,796
Asset coverage per share of preferred stock, end of the period	$148,790		$141,352	$153,921	$157,151	$156,798	$162,150
Preferred stock outstanding (000)	$65,000		$65,000	$65,000	$65,000	$65,000	$65,000

(1)	Based on average number of shares of common stock outstanding.
(2)	Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Brokerage commissions are not reflected.
(3)	Ratios calculated on the basis of income and expenses applicable to both the common and preferred stock relative to the average net assets applicable to common stock. Ratios do not reflect the effect of dividend and distributions on remarketed preferred stock.
(4)	Annualized.

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Notes to Financial Statements

(Unaudited)

DTF Tax-Free Income Inc. (the “Fund”) was organized in Maryland on September 24, 1991 as a diversified, closed-end management investment company. The Fund had no operations until November 20, 1991 when it sold 8,000 shares of common stock for $112,400 to Duff & Phelps Corporation. Investment operations commenced on November 29, 1991.

The Fund’s investment objective is current income exempt from regular federal income tax consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing primarily (at least 80% of its total assets) in a diversified portfolio of investment-grade tax-exempt obligations. The Fund may not invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in a single industry; provided that, for purposes of this restriction, tax-exempt securities of issuers that are states, municipalities or their political subdivisions are not considered to be the securities of issuers in any single industry. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Significant Accounting Policies The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: The Fund values its fixed income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Directors of the Fund. The relative liquidity of some securities in the Fund’s portfolio may adversely affect the ability of the Fund to accurately value such securities. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund’s Board of Directors. Short-term investments having a maturity of 60 days or less at the time of purchase are valued on an amortized cost basis, which approximates market value.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method.

Federal Income Taxes: It is the Fund’s intention to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income and capital gains to shareholders to qualify as a regulated investment company. Therefore, no provision for federal income tax or excise tax is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns for each of the four years in the period ended October 31, 2008 are subject to such review.

Dividends and Distributions: The Fund will declare and pay dividends on its common stock monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards are expected to be distributed annually. The Fund will make a determination at the end of its fiscal year as to whether to retain or distribute such gains. Dividends and distributions are recorded on the ex-dividend date. Dividends on the Fund’s preferred stock are accrued and paid on a weekly basis and are determined as described in Note 6.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from investment income and capital gains recorded in accordance with U.S. generally accepted accounting principles.

Recent Accounting Pronouncement: In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. At this time, Management does not believe the adoption of FAS 161 will impact the financial statement amounts; however additional footnote disclosure may be required about the use of derivative instruments and hedging items.

Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”), a subsidiary of Virtus Investment Partners Inc. (“Virtus”) (formerly Phoenix Investment Partners) and an Administration Agreement with Princeton Administrators, LLC (“Princeton”).

The investment advisory fee is computed weekly and payable monthly at an annual rate of 0.50% of the Fund’s average weekly managed assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

The administration fee paid to Princeton is computed weekly and payable monthly at an annual rate of 0.15% of the Fund’s average weekly net assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (including aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

Pursuant to the Advisory Agreement, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Fund who are affiliated persons of the Adviser. Pursuant to the Administration Agreement, Princeton provides administration services that include oversight of the Fund’s books and records and preparation of financial statements and other regulatory filings. The Fund bears all other costs and expenses.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2009 aggregated $12,985,400 and $13,367,525, respectively.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2009 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$186,343,465	$13,346,454	$8,681,163	$4,665,291

Note 4. Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2009 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2008 and 2007 was as follows:

	10/31/2008	10/31/2007
Distributions paid from:
Tax-exempt income	$7,146,253	$8,041,308
Ordinary income	—	—
Capital gains	—	—

Total distributions	$7,146,253	$8,041,308

As of October 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income—net	$1,090,172
Undistributed long-term capital gains—net	—

Total undistributed earnings	$1,090,172
Capital loss carryforward	(372,730	)*
Unrealized gains/(losses)—net	(2,485,815	)**

Total accumulated earnings	$(1,768,373)

*	On October 31, 2008 the Fund had a net capital loss carryforward of $372,730, of which $23,070 expires in 2013, $36,979 expires in 2014, $42,120 expires in 2015, and $270,561 expires in 2016.
**	The difference between book-basis and tax-basis unrealized gains/(losses) is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the tax treatments of deferred expenses.

Note 5. Capital	There are 600 million shares of $0.01 par value stock authorized.

For the six months ended April 30, 2009 and the fiscal year ended October 31, 2008, the Fund did not issue any shares of common stock in connection with the reinvestment of dividends.

Note 6. Remarketed Preferred Stock

The Fund’s Charter authorizes the issuance of Remarketed Preferred Stock (“RP”). Accordingly, the Fund issued 1,300 shares of RP on February 4, 1992. The RP has a liquidation value of $50,000 per share plus any accumulated but unpaid dividends.

Dividends on shares of RP are cumulative from their date of original issue and payable on each dividend payment date. Dividend rates ranged from 0.275% to 1.685% during the six months ended April 30, 2009.

Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

The RP is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared. The RP is also subject to a mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Fund’s Charter are not satisfied.

The holders of RP have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of common stock as a single class. However, holders of RP are also entitled to elect two of the Fund’s directors. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding shares of preferred stock, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred stock, and (b) take certain actions requiring a vote of security holders, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

Since February 2008, the short-term auction and remarketed preferred stock market has been ineffective at matching buyers with sellers. This has impacted the Fund’s RP shares. The RP shares dividend rate was reset to the maximum applicable rate which ranged from 0.275% to 4.005%, between February 14, 2008 and the date of this report. A failed remarketing is not an event of default for the Fund, but it is a liquidity event for the holders of its RP shares. Recent auction and RP market liquidity problems have triggered numerous failed auctions and remarketings for many closed-end funds. A failed remarketing occurs when there are more sellers of RP shares than buyers. It is impossible to predict how long this imbalance will last. A successful remarketing of the Fund’s RP shares may not occur for a long period of time, if ever. Even if the RP market becomes more liquid, the holders of the Fund’s RP shares may not have the amount of liquidity they desire or the ability to sell the RP shares at par.

Note 7. Subsequent Events

Subsequent to April 30, 2009, dividends declared and paid on preferred stock totaled $30,927 through June 19, 2009. On May 1, 2009, the Board of Directors of the Fund declared a dividend of $0.055 per share of common stock payable on May 29, 2009, to common shareholders of record on May 15, 2009. On May 7, 2009, the Board of Directors approved a dividend of $0.055 per share of common stock to be declared on June 1, 2009 payable on June 30, 2009 to common shareholders of record on June 15, 2009.

Note 8. Indemnifications

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the terms of the Fund’s investment advisory agreement must be reviewed and approved at least annually by the Board of Directors of the Fund (the “Board”), including a majority of the Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Directors”). Section 15(c) of the 1940 Act also requires the Fund’s Directors to request and evaluate, and the Fund’s investment adviser to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. The Board has a Contracts Committee, composed entirely of Independent Directors, which, assisted by the advice of independent legal counsel, conducts an annual review of the terms of the Fund’s contractual arrangements, including the Fund’s investment advisory agreement with Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”). In the course of that review, the members of the Contracts Committee considered all of the information they deemed appropriate, including informational materials furnished by the Adviser in response to a request made by the Committee. In arriving at its recommendation that continuation of the investment advisory agreement was in the best interests of the Fund and its shareholders, the Contracts Committee took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the Contracts Committee, and the conclusion reached with respect to each, were the following:

Nature, extent, and quality of services. The Committee considered the nature, extent and quality of the services provided to the Fund by the Adviser. Among other materials, the Adviser furnished the Committee with a copy of its most recent investment adviser registration form (“Form ADV”). In evaluating the quality of the Adviser’s services, the Committee considered the investment experience and length of service of the individual portfolio managers who provide services to the Fund. The Committee noted the various complexities involved in the operations of the Fund, such as the use of leverage in the form of the Fund’s remarketed preferred stock. The Committee also acknowledged the unprecedented disruption of the credit and capital markets during the past year and the commendable skill shown by the Adviser and its personnel in managing the Fund’s portfolio in the face of such extraordinary challenges. The Committee also took into account its evaluation, conducted earlier in the year, of the Adviser’s compliance program, code of ethics and conflict of interest policies. In light of the foregoing, the Committee concluded that it was generally satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Investment performance of the Fund and the Adviser. The Adviser provided the Committee with performance information for the Fund for various periods, measured against two benchmarks: the Barclays Capital Municipal Bond Index and the Lipper Leveraged Municipal Debt Funds Average. The Committee noted that the Fund’s performance generally compared favorably with the benchmarks.

Costs of services and profits realized. The Committee considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser and its affiliates from their relationship with the Fund. To facilitate the Committee’s analysis, the Adviser furnished the Committee with information from Lipper Analytical Services Inc., an independent provider of investment company data, comparing the Fund’s advisory and other expenses to the similar expenses of other leveraged municipal debt funds. The comparative data indicated that the Fund’s advisory fees did not differ significantly from the median of similar fees incurred by other leveraged municipal debt funds.

Included in the Adviser’s Form ADV furnished to the Committee was comparative information from the Adviser with respect to the fees it charges to its investment advisory clients other than the Fund. However, the Committee concluded that the services rendered to other institutional investor clients were not sufficiently comparable to the services rendered to the Fund for a direct comparison of advisory fees to be meaningful.

The Adviser also furnished the Committee with copies of its financial statements. In reviewing those financial statements, the Committee examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability of that contract was within the range that courts had found reasonable. The Committee considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality services to the Fund. The Committee concluded that the investment advisory fee was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.

Economies of scale. The Committee considered whether the Fund has appropriately benefited from any economies of scale. The Committee concluded that currently the Fund is not sufficiently large to realize benefits from economies of scale with fee breakpoints. However, the Committee encouraged the Adviser to continue to work towards reducing costs by leveraging relationships with service providers across the complex of funds advised by the Adviser.

Indirect benefits. The Committee considered possible sources of indirect benefits to the Adviser from its relationship to the Fund. As a fixed-income fund, the Fund does not generate soft dollars. The Committee also noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes.

The Contracts Committee concluded, based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, that the existing advisory fee structure is fair and reasonable, and recommended the continuation of the investment advisory agreement as being in the best interests of the Fund and its shareholders. On November 6, 2008, the Committee presented its recommendation, and the criteria on which it was based, to the full Board, whereupon the Board, including the Independent Directors, accepted the Committee’s recommendation and approved the continuation of the Fund’s investment advisory agreement for an additional one-year term ending November 30, 2009. On February 17, 2009, in order to align the Fund’s contract renewal date with the renewal date for the investment advisory agreements of the other two closed-end funds advised by the Adviser, the Committee recommended, and the Board approved, on the same basis as described above, the continuation of the Fund’s investment advisory agreement until April 30, 2010.

ADDITIONAL INFORMATION (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market.

PROXY VOTING POLICY AND PROCEDURES (Unaudited)

Although the Fund does not typically hold voting securities, the Fund’s Board of Directors has adopted proxy voting procedures whereby Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”), would review any proxy solicitation materials on a case-by-case basis and would vote any such securities in accordance with the Adviser’s good faith belief as to the best interests of the Fund and its shareholders. These proxy voting procedures may be changed at any time or from time to time by the Fund’s Board of Directors. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling toll free (800) 243-4361 ext. 5992 and on the Securities Exchange Commission’s (SEC) website at www.sec.gov.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s Form N-Q is also available, without charge, upon request, by calling toll free (800) 243-4361 ext. 5992.

Directors

David J. Vitale, Chairman

Nancy Lampton, Vice Chairman

Francis E. Jeffries, CFA, Chairman Emeritus

Stewart E. Conner

Connie K. Duckworth

Robert J. Genetski

Philip R. McLoughlin

Geraldine M. McNamara

Eileen A. Moran

Nathan I. Partain, CFA

Christian H. Poindexter

Carl F. Pollard

Officers

Nathan I. Partain, CFA, President & Chief Executive Officer

T. Brooks Beittel, CFA, Secretary

Timothy M. Heaney, CFA, Vice President & Chief Investment Officer

Lisa H. Leonard, Vice President

Alan M. Meder, CFA, CPA, Treasurer & Assistant Secretary

Joyce B. Riegel, Chief Compliance Officer

Investment Adviser

Duff & Phelps Investment Management Co.

200 South Wacker Drive Suite 500

Chicago, IL 60606

Call toll-free (800) 243-4361 ext. 4941

(860) 263-4941

www.dpimc.com

Administrator

Princeton Administrators, LLC

800 Scudders Mill Road

Plainsboro, NJ 08536

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Call toll free (800) 937-5449

Independent Registered Public Accounting Firm

Ernst & Young LLP

233 South Wacker Drive

Chicago, IL 60606

Legal Counsel

Mayer Brown LLP

71 South Wacker Drive

Chicago, IL 60606

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

23334J107

23334J206 DTFS

DTF Tax-Free

Income Inc.

Semi-Annual Report

April 30, 2009

ITEM 2.	CODE OF ETHICS.

Not required as this is not an annual filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not required as this is not an annual filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required as this is not an annual filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required as this is not an annual filing.

ITEM 6.	SCHEDULE OF INVESTMENTS

Included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required as this is not an annual filing.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required as this is not an annual filing.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated April 8, 2009) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b)  There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DTF TAX-FREE INCOME INC.

By (Signature and Title)	/S/ ALAN M. MEDER
Alan M. Meder
Treasurer
(Principal Financial and Accounting Officer)
Date	June 24, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/S/ NATHAN I. PARTAIN
Nathan I. Partain
President and Chief Executive Officer
Date	June 24, 2009

By (Signature and Title)	/S/ ALAN M. MEDER
Alan M. Meder
Treasurer
(Principal Financial and Accounting Officer)
Date	June 24, 2009